EXHIBIT 99.1

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)

                              Financial Statements

                                January 31, 2005

     (with Report of Independent Registered Public Accounting Firm Thereon)

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)
                          Index to Financial Statements

                                                                      Page
                                                                      ----

Report of Independent Registered Public Accounting Firm               F-2

Balance Sheet at January 31, 2005                                     F-3

Statement of Operations for the period from
      May 11, 2004 (Inception) through January 31, 2005               F-4

Statement of Changes in Shareholders' Deficit for the period
      from May 11, 2004 (Inception) through January 31, 2005          F-5

Statement of Cash Flows for the period from
      May 11, 2004 (Inception) through January 31, 2005               F-6

Notes to Financial Statements                                         F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
Inhibetex Therapeutics, Inc.


We have audited the accompanying balance sheet of Inhibetex Therapeutics, Inc. as of January 31, 2005, and the related statements of operations, stockholders' deficit, and cash flows for the period from May 11, 2004 (Inception) through January 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inhibetex Therapeutics, Inc. as of January 31, 2005, and the results of its operations and its cash flows for the period from May 11, 2004 (Inception) through January 31, 2005 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is a development stage company with no revenues at January 31, 2005 and operating losses since inception. These conditions raise substantial doubt about its ability to continue as a going concern. The ultimate outcome of this uncertainty cannot presently be determined. Accordingly, the accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/ CORDOVANO AND HONECK, LLP
Cordovano and Honeck, LLP
Denver, Colorado
April 28, 2005

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)
                                  Balance Sheet
                                January 31, 2005

                                     ASSETS
Cash                                                               $ 213,727
Prepaid expense                                                       16,667
                                                                   ---------

                 Total assets                                      $ 230,394
                                                                   =========

                      LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
    Accounts and notes payable:
       Accounts, related party (Note 2)                            $ 220,575
       Notes, related party (Note 2)                                  32,806
       Convertible notes payable, net of unamortized
         debt issue cost of $623 (Note 3)                            224,377
    Accrued interest payable:
       Related party (Note 2)                                            131
       Convertible notes (Note 3)                                      5,024
                                                                   ---------

                 Total current liabilities                           482,913
                                                                   ---------

Commitments and contingencies (Note 5)                                  --

Shareholders' deficit (Note 4):
    Preferred stock, $.01 par value.  Authorized 100,000 shares,
       -0- issued and outstanding shares                                --
    Common stock, $.01 par value.  Authorized 110,000 shares,
        100,000 issued and outstanding shares                          1,000
    Additional paid-in capital                                       281,100
    Deficit accumulated during the development stage                (534,619)
                                                                   ---------

                 Total shareholders' deficit                        (252,519)
                                                                   ---------

                 Total liabilities and shareholders' deficit       $ 230,394
                                                                   =========

                 See accompanying notes to financial statements.

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)
                             Statement of Operations
      For the Period From May 11, 2004 (Inception) through January 31, 2005


Operating costs and expenses:
    Research and development (Note 5)                 $ 150,000
    Selling, general and administrative expenses
       Related party (Note 2)                           368,875
       Other                                              9,306
    Stock based compensation (Note 4)                     1,000
                                                      ---------

                 Total operating costs and expenses    (529,181)

Interest expense                                         (5,438)
                                                      ---------

                 Loss before income taxes              (534,619)

Income tax provision (Note 6)                              --
                                                      ---------

                 Net loss                             $(534,619)
                                                      =========

Basic and diluted loss per share                      $ (114.82)
                                                      =========

Weighted average common shares outstanding                4,656
                                                      =========

                 See accompanying notes to financial statements.

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)
                  Statement of Changes in Shareholders' Deficit
      For the Period From May 11, 2004 (Inception) through January 31, 2005

                                                                                           Deficit
                                                                                         accumulated
                                                      Common Stock         Additional     during the
                                               -------------------------     paid-in     development
                                                  Shares      Par value      capital        stage          Total
                                               -----------   -----------   -----------   -----------    -----------
Balance at May 11, 2004
    Inception date                                     --    $        --    $       --    $      --      $       --

October 2004 and January 2005,
    sale of common stock (Note 4)                   89,300           893       278,607          --          279,500
October 2004, issuance of common stock
    for debt issue costs (Note 3)                    9,000            90           810          --              900
December 2004, issuance of common stock
    for services (Note 4)                            1,000            10           990          --            1,000
January 2005, conversion of notes payable to
    common stock (Note 2)                              700             7           693          --              700
Net loss                                              --            --            --        (534,619)      (534,619)
                                               -----------   -----------   -----------   -----------    -----------

Balance at January 31, 2005                        100,000   $     1,000   $   281,100   $  (534,619)   $  (252,519)
                                               ===========   ===========   ===========   ===========    ===========

                 See accompanying notes to financial statements.

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)
                             Statement of Cash Flows
      For the Period From May 11, 2004 (Inception) through January 31, 2005


Cash flows from operating activities:
    Net loss                                                    $  (534,619)
    Adjustments to reconcile net loss to net cash
       used by operating activities:
         Stock based compensation                                     1,000
         Changes in operating assets and liabilities:
               Prepaid expense                                      (16,667)
               Related party payables (Note 2)                      220,875
               Accrued expenses                                       5,138
                                                                -----------
                    Net cash used in
                       operating activities                        (324,273)
                                                                -----------

Cash flows from financing activities:
    Proceeds from related party notes payable                        33,500
    Proceeds from convertible promissory note                       225,000
    Proceeds from issuance of common stock                          279,500
                                                                -----------
                    Net cash provided by
                       financing activities                         538,000
                                                                -----------

                    Net change in cash and
                       cash equivalents                             213,727

Cash and cash equivalents:
    Beginning of period                                                --
                                                                -----------

    End of period                                               $   213,727
                                                                ===========

Supplemental disclosure of cash flow information:
    Cash paid during the year for:
       Income taxes                                             $      --
                                                                ===========
       Interest                                                 $      --
                                                                ===========

    Noncash financing transactions:
       Notes payable converted to stock                         $       700
                                                                ===========
       Stock issued in exchange for debt issue costs            $       900
                                                                ===========

                 See accompanying notes to financial statements.

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION

Inhibetex Therapeutics, Inc. (the "Company") was incorporated on May 11, 2004 under the laws of the state of Colorado for the purpose of engaging in the discovery and development of novel cancer therapies. The Company's focus is the research and development of new cancer therapeutic agents and cancer fighting drugs called targeted therapies. These new drugs identify molecular causes of cancer and inhibit the signals that cancer cells need to multiply.

The Company is conducting its research through a Cooperative Research and Development Agreement ("CRADA") signed on September 30, 2004, with the Department of Veteran's Affairs. The research is conducted at the VA Medical Center in Tampa Florida under the direction of Dr. Acevedo-Duncan. The CRADA will have the final objective of developing therapeutic reagents to prevent cancer cell proliferation. The CRADA agreement is a result of the Federal Technology Transfer Act of 1986, which provided that federal laboratories' developments and expertise should be made accessible to private industries, state and local governments. Under the terms of the CRADA, the Company will have the right to commercialize any inventions resulting from this research.

Inherent in the Company's business are various risks and uncertainties, including its limited operating history. The Company's future success will be dependent upon the results of the research and development conducted through the CRADA and its ability to commercialize any inventions resulting from this research.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company is a development stage company with no revenue at January 31, 2005, and has incurred a loss from operations of $528,244 for the period from May 11, 2004 (inception) through January 31, 2005. These factors, among others, may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent on its ability to raise capital through equity offerings and debt borrowings to meet its obligations on a timely basis and ultimately to attain profitability.

USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents. Cash equivalents at January 31, 2005 were $-0-.

INCOME TAXES

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES (SFAS 109). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance for net deferred taxes is provided unless realizability is judged by management to be more likely than not. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

STOCK-BASED COMPENSATION

The Company accounts for stock-based compensation arrangements in accordance with Statement of financial Accounting Standards ("SFAS") No. 123, "Accounting

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 allows entities to continue to apply the provisions of Accounting Principle Board ("APB") Opinion No. 25 and provide pro forma net earnings (loss) disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company will account for stock based compensation to employees and directors under APB No. 25 and will utilize the disclosure-only provisions of FAS No. 123 for any options and warrants issued to these individuals. As of January 31, 2005, the Company currently has no outstanding stock options or warrants.

RESEARCH AND DEVELOPMENT

Research and development costs are expensed as incurred. During the period from May 11, 2004 (inception) through January 31, 2004, the Company incurred $150,000 in research and development costs.

DEBT ISSUE COSTS

The costs related to the issuance of debt are capitalized and amortized to interest expense using the straight-line method over the lives of the related debt. The straight-line method results in amortization that is not materially different from that calculated under the effective interest method.

CONCENTRATION OF CREDIT RISK

The Company has concentrated its credit risk for cash by maintaining deposits in a financial institution, which may at times exceed the amounts covered by insurance provided by the United States Federal Deposit Insurance Corporation ("FDIC"). The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk in cash.

FINANCIAL INSTRUMENTS

At January 31, 2005, the fair value of the Company's financial instruments approximate their carrying value based on their terms and interest rates.

LOSS PER COMMON SHARE

The Company reports loss per share using a dual presentation of basic and diluted loss per share. Basic loss per share excludes the impact of common stock equivalents. Diluted loss per share utilizes the average market price per share when applying the treasury stock method in determining common stock equivalents. At January 31, 2005, there were no variances between the basic and diluted loss per share as there were no potentially dilutive securities outstanding.


(2) RELATED PARTY TRANSACTIONS

At January 31, 2005, the Company owed two of its officers a total of $63,500 for management services. The Board of Directors has estimated the value of management services at the monthly rates of $8,000 and $2,000 for the president and treasurer, respectively. The estimates were determined by comparing the level of effort to the cost of similar labor in the local market. During the period from May 11, 2004 (inception) through January 31, 2005, the Company incurred $90,000 in expense related to management services.

During the period from May 11, 2004 (inception) through January 31, 2005, the Company signed promissory notes payable to a trust created by the president of the Company for the benefit of his children, in exchange for $33,500. At January 31, 2005, $700 was converted to 700 shares of common stock, in which $694 was applied to principal and the remaining was applied to interest. The shares were valued by the Board of Directors at $1.00 per share based upon contemporaneous sales of stock for cash. The Company has a note payable in the amount of $32,806 due to the trust at January 31, 2005. The notes bear interest rate of 8% and are due on demand.

During the period from May 11, 2004 (inception) through January 31, 2005, the Company entered into an agreement with an affiliate under common control. The Company agreed to pay the affiliate $250,000 in exchange for locating the CRADA opportunity. At January 31, 2005, $150,500 remained outstanding.

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

During the period from May 11, 2004 (inception) through January 31, 2005, the Company paid $22,500 in consulting services to a company owned by a principal shareholder of the Company.

The Company rents office space from an affiliate at the rate of $750 per month, based on the amount of space occupied by the Company. Rent expense totaled $6,375 during the period from May 11, 2004 (inception) through January 31, 2005.


(3) CONVERTIBLE PROMISSORY NOTES

During the period from May 11, 2004 (inception) through January 31, 2005, the Company entered into agreements to borrow an aggregate principal amount of $225,000 and to issue to the lenders secured convertible notes.

Each note carries an interest rate of 8% per annum. Principal and accrued interests are due thirteen months from the date the promissory notes were signed. At the option of the lender, the principal and accrued interest may be converted, in whole or in part, into $0.01 par value common stock of the Company at 75% of the average closing price of the common stock for the first thirty days immediately following the date the Company begins trading as a public company. The intrinsic value of the beneficial conversion feature of $75,000 will be recognized as interest expense with a corresponding adjustment to additional paid-in capital at the date the Company begins trading as a public company.

As part of the agreement, the Board of Directors approved the issuance of 2,000 shares of its common stock for each $50,000 of principal received. The Company guaranteed the minimum market value of such stock to be $250,000 upon commencement of public trading for common stock, or additional shares of common stock will be issued. During the period from May 11, 2004 (inception) through January 31, 2005, the Company issued 9,000 shares of common stock as debt issue costs. The shares were valued by the Board of Directors at $0.10 per share based upon contemporaneous sales of stock for cash.

The Company's convertible promissory notes payable consist of the following at January 31, 2005:

$125,000 convertible promissory notes issued on
       October 13, 2004, due on November 13, 2005
       8% interest rate, net of unamortized debt issue
       costs of 346                                      $124,654
$100,000 convertible promissory notes issued on
       September 28, 2004, due on October 28, 2005
       8% interest rate, net of unamortized debt issue
       costs of $277                                       99,723
                                                         --------
                                                         $224,377
                                                         ========

During the period from May 11, 2004 (inception) through January 31, 2005, the Company incurred interest expense in the amount of $5,299. At January 31, 2005, accrued interest totaled $5,024.

(4) CAPITAL STOCK

The Company offered shares of its $.01 par value common stock during the period from May 11, 2004 (inception) through January 31, 2005. The shares were not registered pursuant to the Securities Act of 1933 (the "Act"), as amended. These shares were offered pursuant to an exemption from registration requirements of the Act. At January 31, 2005, the Company sold 89,300 shares of common stock with gross proceeds of $279,500.

On December 2004, the Company issued 1,000 shares of its $.01 par value common stock to a consultant for services performed. The shares were valued by the

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

Board of Directors at $1.00 per share based upon contemporaneous sales of stock for cash. The Company has recorded stock based compensation expense in the amount of $1,000 in the accompanying financial statements.

(5) COMMITMENTS AND CONTINGENCIES

On September 30, 2004, the Company entered into a Cooperative Research and Development Agreement (CRADA) with the VA Medical Center, Tampa FL, a laboratory of Department of Veterans Affairs with the purpose of providing funds for the VA's final objective of developing therapeutic reagents to inhibit cancer cell proliferation. In exchange, the Company will receive exclusive option to elect an exclusive or partially exclusive license to commercialize any subject invention. The Company signed a separate gift agreement (the "Agreement") with James E. Haley Veterans Research and Education Foundation, Inc. ("JHVREF"), whose purpose is to administer funding in accordance with the VHA Handbook on Research Business Operations.

Under the Agreement, the Company agreed to contribute $75,000 to JHVREF on a quarterly basis for three years. Such contributions commenced on September 30, 2004 and will continue on the first day of each calendar quarter until the total sum of $900,000 is paid at the end of the three-year term. JHVREF has full legal ownership of the gifts immediately upon receipt as well as ultimate control over all distribution and use of the funds, subject to the terms and conditions of the Agreement. The Company has the right and authority to terminate the Agreement upon written notice and thereby be released only from its commitments to make any future gifts that remain to be paid.

The following is a schedule of future minimum payments required under the gift agreement:

         Years ending January 31,
         ------------------------
2005................................    $       300,000
2006................................            300,000
2007................................            150,000
                                        ---------------
                                        $       750,000
                                        ===============

The Company incurred $150,000 in research and development cost during the period from May 11, 2004 (inception) through January 31, 2005.

On January 10, 2005, the Company entered into a consulting agreement with an unrelated third party. Under the terms of the agreement, the compensation of the consultant will be $100,000 for services to be provided until December 31, 2005. At January 31, 2005, $75,000 is scheduled to be paid on February and March 2005 in the amount of $25,000 and $50,000, respectively.


(6) INCOME TAXES

A reconciliation of U.S. statutory federal income tax rate to the effective rate follows for the period from October 14, 2003, (inception) through January 31, 2005:

U.S. statutory federal rate                  34.00%
State income tax rate                         3.06%
Permanent differences                         0.00%
Net operating loss for which no tax
   benefit is currently available           -37.06%
                                        -----------
                                              0.00%
                                        ===========

At January 31, 2005, deferred tax assets consisted of a net tax asset of $195,745, due to operating loss carryforwards of $528,244, which was fully allowed for, in the valuation allowance of $195,745. The valuation allowance

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the period from May 11, 2004 (inception) through January 31, 2005 totaled $195,745. The net operating loss carryforward expires through the year 2025.

The valuation allowance is evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

(7) LETTER OF INTENT

On January 26, 2005, the Company entered into a Letter of Intent ("LOI") with Organic Soils.Com, Inc. ("Organic"). Under the terms of the LOI, the Company would acquire 10,700,000 shares of Organic or 82 percent of the total issued and outstanding common stock of Organic at the closing date, in exchange for all of the Company's issued and outstanding common stock at the closing date.

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)
                          Index to Financial Statements


                                                                                Page
                                                                                ----

Report of Independent Registered Public Accounting Firm                          F-2

Balance Sheets at April 30, 2005 (Unaudited) and January 31, 2005                F-3

Statements of Operations for the three months ended April 30, 2005 (Unaudited), for the period from May 11, 2004 (Inception) through January 31, 2005, and for the period from May 11, 2004 (Inception)
         through April 30, 2005 (Unaudited)                                      F-4

Statement of Changes in Shareholders' Deficit for the period from May 11, 2004
     (Inception) through January 31, 2005 and the
        three months ended April 30, 2005 (Unaudited)                            F-5

Statements of Cash Flows for the three months ended April 30, 2005 (Unaudited), for the period from May 11, 2004 (Inception) through January 31, 2005, and for the period from May 11, 2004 (Inception)
         through April 30, 2005 (Unaudited)                                      F-6

Notes to Financial Statements                                                    F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
Inhibetex Therapeutics, Inc.


We have audited the accompanying balance sheet of Inhibetex Therapeutics, Inc. as of January 31, 2005, and the related statements of operations, stockholders' deficit, and cash flows for the period from May 11, 2004 (Inception) through January 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inhibetex Therapeutics, Inc. as of January 31, 2005, and the results of its operations and its cash flows for the period from May 11, 2004 (Inception) through January 31, 2005 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is a development stage company with no revenues at January 31, 2005 and operating losses since inception. These conditions raise substantial doubt about its ability to continue as a going concern. The ultimate outcome of this uncertainty cannot presently be determined. Accordingly, the accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/ CORDOVANO AND HONECK, LLP
Cordovano and Honeck, LLP
Denver, Colorado
April 28, 2005

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)
                                 Balance Sheets

                                                                  APRIL 31,    JANUARY 31,
                                                                    2005           2005
                                                                -----------    -----------
                                                                 Unaudited
                                     ASSETS
Cash                                                            $    17,959    $   213,727
Prepaid expense                                                      66,667         16,667
                                                                -----------    -----------
               Total assets                                     $    84,626    $   230,394
                                                                ===========    ===========

                      LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
    Accounts and notes payable:
      Accounts, related party (Note 2)                          $    74,525    $   220,575
      Accounts, trade creditors                                      14,447           --
      Notes payable, related party (Note 2)                          73,274         32,806
      Notes payable (Note 3)                                         30,000           --
      Convertible notes payable, net of unamortized
        debt issue cost of $415 (unaudited)
          and $623, respectively (Note 3)                           224,585        224,377
    Accrued interest payable:
      Related party (Note 2)                                            384            131
      Convertible notes (Note 3)                                      9,695          5,024
                                                                -----------    -----------
               Total current liabilities                            426,910        482,913
                                                                -----------    -----------

Commitments and contingencies (Note 5)                                 --             --

Shareholders' deficit (Note 4):
    Common stock, $.01 par value.  Authorized 110,000 shares,
      104,000 (unaudited) and 100,000 issued
        and outstanding shares, respectively                          1,040          1,000
    Additional paid-in capital                                      381,060        281,100
    Deficit accumulated during the development stage               (724,384)      (534,619)
                                                                -----------    -----------

               Total shareholders' deficit                         (342,284)      (252,519)
                                                                -----------    -----------
               Total liabilities and shareholders' deficit      $    84,626    $   230,394
                                                                ===========    ===========

                See accompanying notes to financial statements.

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)
                            Statements of Operations


                                                                    For the        For the
                                                                    period         period
                                                                     from           from
                                                     Three       May 11, 2004   May 11, 2004
                                                     months       (Inception)    (Inception)
                                                     ended         through         through
                                                    April 30,     January 31,     April 30,
                                                   -----------    -----------    -----------
                                                       2005           2005           2005
                                                   -----------    -----------    -----------
                                                   (Unaudited)                   (Unaudited)
Operating costs and expenses:
    Research and development                       $    75,000    $   150,000    $   225,000
    Selling, general and administrative expenses
      Related party (Note 2)                            55,300        368,875        424,175
      Other                                             53,866          9,306         63,172
    Stock based compensation                              --            1,000          1,000
                                                   -----------    -----------    -----------

              Total operating costs and expenses      (184,166)      (529,181)      (713,347)

Interest expense                                        (5,599)        (5,438)       (11,037)
                                                   -----------    -----------    -----------

              Loss before income taxes                (189,765)      (534,619)      (724,384)

Income tax provision (Note 6)                             --             --             --
                                                   -----------    -----------    -----------

              Net loss                             $  (189,765)   $  (534,619)   $  (724,384)
                                                   ===========    ===========    ===========

Basic and diluted loss per share                   $     (1.85)   $   (114.82)
                                                   ===========    ===========

Weighted average common shares outstanding             102,800          4,656
                                                   ===========    ===========

                See accompanying notes to financial statements.

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)
                          Index to Financial Statements

                                                                                            Deficit
                                                                                          accumulated
                                                       Common Stock         Additional     during the
                                                -------------------------     paid-in     development
                                                   Shares      Par value      capital        stage          Total
                                                -----------   -----------   -----------   -----------    -----------
Balance at May 11, 2004
    Inception date                                     --     $      --     $      --     $      --      $      --

October 2004 and January 2005,
    sale of common stock                             89,300           893       278,607          --          279,500
October 2004, issuance of common stock
    for debt issue costs                              9,000            90           810          --              900
December 2004, issuance of common stock
    for services                                      1,000            10           990          --            1,000
January 2005, conversion of notes payable to
    common stock                                        700             7           693          --              700
Net loss                                               --            --            --        (534,619)      (534,619)
                                                -----------   -----------   -----------   -----------    -----------

Balance at January 31, 2005                         100,000         1,000       281,100      (534,619)      (252,519)

February and March 2005,
    sale of common stock (Unaudited) (Note 3)         4,000            40        99,960          --          100,000
Net loss (Unaudited)                                   --            --            --        (189,765)      (189,765)
                                                -----------   -----------   -----------   -----------    -----------

Balance at April 30, 2005 (Unaudited)               104,000   $     1,040   $   381,060   $  (724,384)   $  (342,284)
                                                ===========   ===========   ===========   ===========    ===========

                See accompanying notes to financial statements.

                          INHIBETEX THERAPEUTICS, INC.
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                                       For the        For the
                                                                       period         period
                                                                        from           from
                                                        Three       May 11, 2004   May 11, 2004
                                                        months       (Inception)    (Inception)
                                                        ended         through         through
                                                       April 30,     January 31,     April 30,
                                                      -----------    -----------    -----------
                                                          2005           2005           2005
                                                      -----------    -----------    -----------
                                                      (Unaudited)                   (Unaudited)
Cash flows from operating activities:
   Net loss                                           $  (189,765)   $  (534,619)   $  (724,384)
   Adjustments to reconcile net loss to net cash
     used by operating activities:
       Stock based compensation                              --            1,000          1,000
       Changes in operating assets and liabilities:
           Prepaid expense                                (49,792)       (16,667)       (66,459)
           Related party payables (Note 2)               (146,050)       220,875         74,825
           Trade payables                                  14,447           --           14,447
           Accrued expenses                                 4,924          5,138         10,062
                                                      -----------    -----------    -----------
               Net cash used in
                 operating activities                    (366,236)      (324,273)      (690,509)
                                                      -----------    -----------    -----------

Cash flows from financing activities:
   Proceeds from related party, notes payable              80,000         33,500        113,500
   Proceeds from notes payable, other                      30,000           --           30,000
   Proceeds from convertible promissory note                 --          225,000        225,000
   Payments on related party, notes payable               (39,532)          --          (39,532)
   Proceeds from issuance of common stock                 100,000        279,500        379,500
                                                      -----------    -----------    -----------
               Net cash provided by
                 financing activities                     170,468        538,000        708,468
                                                      -----------    -----------    -----------

               Net change in cash and
                 cash equivalents                        (195,768)       213,727         17,959

Cash and cash equivalents:
   Beginning of period                                    213,727           --             --
                                                      -----------    -----------    -----------

   End of period                                      $    17,959    $   213,727    $    17,959
                                                      ===========    ===========    ===========

Supplemental disclosure of cash flow information:
   Cash paid during the year for:
     Income taxes                                     $      --      $      --      $      --
                                                      ===========    ===========    ===========
     Interest                                         $      --      $      --      $      --
                                                      ===========    ===========    ===========

   Noncash financing transactions:
     Notes payable converted to stock                 $      --      $       700    $       700
                                                      ===========    ===========    ===========
     Stock issued in exchange for debt issue costs    $      --      $       900    $       900
                                                      ===========    ===========    ===========

                See accompanying notes to financial statements.

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION

Inhibetex Therapeutics, Inc. (the "Company") was incorporated on May 11, 2004 under the laws of the state of Colorado for the purpose of engaging in the discovery and development of novel cancer therapies. The Company's focus is the research and development of new cancer therapeutic agents and cancer fighting drugs called targeted therapies. These new drugs identify molecular causes of cancer and inhibit the signals that cancer cells need to multiply.

The Company is conducting its research through a Cooperative Research and Development Agreement ("CRADA") signed on September 30, 2004, with the Department of Veteran's Affairs. The research is conducted at the VA Medical Center in Tampa Florida under the direction of Dr. Acevedo-Duncan. The CRADA will have the final objective of developing therapeutic reagents to prevent cancer cell proliferation. The CRADA agreement is a result of the Federal Technology Transfer Act of 1986, which provided that federal laboratories' developments and expertise should be made accessible to private industries, state and local governments. Under the terms of the CRADA, the Company will have the right to commercialize any inventions resulting from this research.

Inherent in the Company's business are various risks and uncertainties, including its limited operating history. The Company's future success will be dependent upon the results of the research and development conducted through the CRADA and its ability to commercialize any inventions resulting from this research.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company is a development stage company with no revenue and has incurred operating losses since inception. These factors, among others, may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The financial statements do not include any adjustments relating to the recoverability and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent on its ability to raise capital through equity offerings and debt borrowings to meet its obligations on a timely basis and ultimately to attain profitability.

INTERIM FINANCIAL STATEMENTS

In the opinion of management, the April 30, 2005 unaudited, interim financial statements include all adjustments which are necessary in order to make the financial statements not misleading.

USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents. Cash equivalents at April 30, 2005 and January 31, 2005 were $-0- (unaudited) and $-0-, respectively.

INCOME TAXES

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES (SFAS 109). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance for net deferred taxes is provided unless realizability is judged by management to be more likely than not. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

STOCK-BASED COMPENSATION

The Company accounts for stock-based compensation arrangements in accordance with Statement of financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 allows entities to continue to apply the provisions of Accounting Principle Board ("APB") Opinion No. 25 and provide pro forma net earnings (loss) disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company will account for stock based compensation to employees and directors under APB No. 25 and will utilize the disclosure-only provisions of FAS No. 123 for any options and warrants issued to these individuals. As of April 30, 2005 (unaudited) and January 31, 2005, the Company currently has no outstanding stock options or warrants.

RESEARCH AND DEVELOPMENT

Research and development costs are expensed as incurred. During the three months ended April 30, 2005 and from May 11, 2004 (inception) through January 31, 2005, the Company incurred $75,000 (unaudited) and $150,000 in research and development costs, respectively.

DEBT ISSUE COSTS

The costs related to the issuance of debt are capitalized and amortized to interest expense using the straight-line method over the lives of the related debt. The straight-line method results in amortization that is not materially different from that calculated under the effective interest method.

CONCENTRATION OF CREDIT RISK

The Company has concentrated its credit risk for cash by maintaining deposits in a financial institution, which may at times exceed the amounts covered by insurance provided by the United States Federal Deposit Insurance Corporation ("FDIC"). The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk in cash.

FINANCIAL INSTRUMENTS

At April 30, 2005 (unaudited) and January 31, 2005, the fair value of the Company's financial instruments approximate their carrying value based on their terms and interest rates.

LOSS PER COMMON SHARE

The Company reports loss per share using a dual presentation of basic and diluted loss per share. Basic loss per share excludes the impact of common stock equivalents. Diluted loss per share utilizes the average market price per share when applying the treasury stock method in determining common stock equivalents. At April 30, 2005 (unaudited) and January 31, 2005, there were no variances between the basic and diluted loss per share as there were no potentially dilutive securities outstanding.

(2) RELATED PARTY TRANSACTIONS

At April 30, 2005 and January 31, 2005, the Company owed its officers a total of $33,500 (unaudited) and $63,500, respectively, for management services. The Board of Directors has estimated the value of management services at the monthly rates of $8,000 and $2,000 for the president and treasurer, respectively. The estimates were determined by comparing the level of effort to the cost of similar labor in the local market. During the three months ended April 30, 2005 and during the period from May 11, 2004 (inception) through January 31, 2005, the Company incurred $30,000 (unaudited) and $90,000, respectively, in expense related to management services.

During the period from May 11, 2004 (inception) through January 31, 2005, the Company signed promissory notes payable to a trust created by the president of the Company for the benefit of his children, in exchange for $33,500. At January 31, 2005, $700 was converted to 700 shares of common stock, in which $694 was applied to principal and the remaining was applied to interest. The shares were valued by the Board of Directors at $1.00 per share based upon contemporaneous sales of stock for cash. The Company has a note payable in the amount of $7,958 (unaudited) and $32,806 due to the trust at April 30, 2005 and January 31, 2005,

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

respectively. The notes bear interest rate of 8% and are due on demand. The Company has no current plan for the manner of settlement of the outstanding note payable.

During the three months ended April 30, 2005, the Company signed a promissory note in the amount of $80,000 (unaudited) payable to a company owned by the president. The promissory note has an interest rate of 8% per annum and is due on demand. At April 30, 2005, $65,316 (unaudited) remained outstanding. The Company has no current plan for the manner of settlement of the outstanding note payable.

During the period from May 11, 2004 (inception) through January 31, 2005, the Company entered into an agreement with an affiliate under common control. The Company agreed to pay the affiliate $250,000 in exchange for locating the CRADA opportunity. At April 30, 2005 and January 31, 2005, $32,200 (unaudited) and $150,500 remained outstanding, respectively. The Company plans to settle the outstanding balance through stock offering proceeds.

During the three months ended April 31, 2005 and during the period from May 11, 2004 (inception) through January 31, 2005, the Company paid $25,000 (unaudited) and $22,500, respectively, in consulting services related to the negotiation, financial structure and valuation of the merger between the Company and Organic Soils.com, to a company owned by a principal shareholder of the Company.

The Company rents office space from an affiliate at the rate of $750 per month, based on the amount of space occupied by the Company. Rent expense totaled $2,250 (unaudited) and $6,375 during the three months ended April 30, 2005 and during the period from May 11, 2004 (inception) through January 31, 2005, respectively.

(3) PROMISSORY NOTES

CONVERTIBLE PROMISSORY NOTES

During the period from May 11, 2004 (inception) through January 31, 2005, the Company entered into agreements to borrow an aggregate principal amount of $225,000 and to issue to the lenders secured convertible notes.

Each note carries an interest rate of 8% per annum. Principal and accrued interests are due thirteen months from the date the promissory notes were signed. At the option of the lender, the principal and accrued interest may be converted, in whole or in part, into $0.01 par value common stock of the Company at 75% of the average closing price of the common stock for the first thirty days immediately following the date the Company begins trading as a public company. The intrinsic value of the beneficial conversion feature of $75,000 will be recognized as interest expense with a corresponding adjustment to additional paid-in capital at the date the Company begins trading as a public company.

As part of the agreement, the Board of Directors approved the issuance of 2,000 shares of its common stock for each $50,000 of principal received. The Company guaranteed the minimum market value of such stock to be $250,000 upon commencement of public trading for common stock, or additional shares of common stock will be issued. During the period from May 11, 2004 (inception) through January 31, 2005, the Company issued 9,000 shares of common stock as debt issue costs. The shares were valued by the Board of Directors at $0.10 per share based upon contemporaneous sales of stock for cash.

The Company's convertible promissory notes payable consist of the following:

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

                                                         April 30, January 31,
                                                           2005       2005
                                                         --------   --------
                                                       (Unaudited)
$125,000 convertible promissory notes issued on
       October 13, 2004, due on November 13, 2005
       8% interest rate, net of unamortized debt issue
       costs of $242 and 346                             $124,758   $124,654
$100,000 convertible promissory notes issued on
       September 28, 2004, due on October 28, 2005
       8% interest rate, net of unamortized debt issue
       costs of $173 and $277                              99,827     99,723
                                                         --------   --------
                                                         $224,585   $224,377
                                                         ========   ========

During the three months ended April 30, 2005 and during the period from May 11, 2004 (inception) through January 31, 2005, the Company incurred interest expense in the amount of $4,671 (unaudited) and $5,299, respectively. At April 30, 2005 and January 31, 2005, accrued interest totaled $9,695 (unaudited) and $5,024, respectively.

NOTES PAYABLE

During the three months ended April 30, 2005, the Company received proceeds of $30,000 (unaudited), in exchange for a promissory note. The promissory note bears an interest rate of 8% per annum and is due on demand.

(4) CAPITAL STOCK

The Company offered shares of its $.01 par value common stock during the period from May 11, 2004 (inception) through April 30, 2005. The shares were not registered pursuant to the Securities Act of 1933 (the "Act"), as amended. These shares were offered pursuant to an exemption from registration requirements of the Act. During the three months ended April 30, 2005 and during the period from May 11, 2004 (inception) through January 31, 2005, the Company sold 4,000 (unaudited) and 89,300 shares of common stock with gross proceeds of $100,000 (unaudited) and $279,500, respectively.

On December 2004, the Company issued 1,000 shares of its $.01 par value common stock to a consultant for services performed. The shares were valued by the Board of Directors at $1.00 per share based upon contemporaneous sales of stock for cash. The Company has recorded stock based compensation expense in the amount of $1,000 in the accompanying financial statements.

(5) COMMITMENTS AND CONTINGENCIES

On September 30, 2004, the Company entered into a Cooperative Research and Development Agreement (CRADA) with the VA Medical Center, Tampa FL, a laboratory of Department of Veterans Affairs with the purpose of providing funds for the VA's final objective of developing therapeutic reagents to inhibit cancer cell proliferation. In exchange, the Company will receive exclusive option to elect an exclusive or partially exclusive license to commercialize any subject invention. The Company signed a separate gift agreement (the "Agreement") with James E. Haley Veterans Research and Education Foundation, Inc. ("JHVREF"), whose purpose is to administer funding in accordance with the VHA Handbook on Research Business Operations.

Under the Agreement, the Company agreed to contribute $75,000 to JHVREF on a quarterly basis for three years. Such contributions commenced on September 30, 2004 and will continue on the first day of each calendar quarter until the total sum of $900,000 is paid at the end of the three-year term. JHVREF has full legal ownership of the gifts immediately upon receipt as well as ultimate control over all distribution and use of the funds, subject to the terms and conditions of

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

the Agreement. The Company has the right and authority to terminate the Agreement upon written notice and thereby be released only from its commitments to make any future gifts that remain to be paid.

The following is a schedule of future minimum payments required under the gift agreement:

         Years ending January 31,
         ------------------------
2005................................    $       300,000
2006................................            300,000
2007................................            150,000
                                        ---------------
                                        $       750,000
                                        ===============

The Company incurred $75,000 (unaudited) and $150,000 in research and development cost during the three months ended April 30, 2005 and during the period from May 11, 2004 (inception) through January 31, 2005, respectively.

(6) INCOME TAXES

A reconciliation of U.S. statutory federal income tax rate to the effective rate follows for the three months ended April 30, 2005 and for the period from May 11, 2004, (inception) through January 31, 2005:

                                                      For the
                                        For the     period from
                                         three      May 11, 2004
                                         months     (Inception)
                                         ended        through
                                        April 30     January 31
                                      -----------    -----------
                                         2005            2005
                                      -----------    -----------
                                      (Unaudited)
U.S. statutory federal rate                33.44%         34.00%
State income tax rate                       3.08%          3.06%
Permanent differences                       0.00%          0.00%
Net operating loss for which no tax
   benefit is currently available         -36.52%        -37.06%
                                      -----------    -----------
                                            0.00%          0.00%
                                      ===========    ===========

At April 30, 2005, deferred tax assets consisted of a net tax asset of $264,526 (unaudited), due to operating loss carryforwards of $724,384 (unaudited), which was fully allowed for, in the valuation allowance of $264,526 (unaudited). The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance during the three months ended April 30, 2005 was $68,781 (unaudited).

At January 31, 2005, deferred tax assets consisted of a net tax asset of $195,745, due to operating loss carryforwards of $534,619, which was fully allowed for, in the valuation allowance of $195,745. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the period from May 11, 2004 (inception) through January 31, 2005 totaled $195,745. The net operating loss carryforward expires through the year 2025.

The valuation allowance is evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

                          INHIBETEX THERAPEUTICS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

(7) AGREEMENT AND PLAN OF REORGANIZATION

Effective May 19, 2005, the Company entered into an Agreement and Plan of Reorganization with Organic Soils.com, Inc. (Organic Soils.com) The Agreement provides for the reorganization of the Company with Organic Soils.com, with the surviving entity adopting the name Inhibiton Therapeutics, Inc. In connection with the Agreement, Organic Soils.com would acquire all of the issued and outstanding common shares of the Company on a fully-diluted basis, in exchange for 11,128,000 shares of Organic Soils.com common stock. At the closing of the Agreement, the current shareholders of the Company owned approximately 82.7% of the outstanding common stock of Organic Soils.com, resulting in a change in control.